united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/23

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Semi-Annual Report
May 31, 2023

1-844-663-7871
www.moeruscap.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Semi-Annual Shareholder Letter: Six Months Ended May 31, 2023

Dear Fellow Investors:

We hope this Semi-Annual Shareholder Letter finds you and your families well. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the six months ended May 31, 2023 (as referenced herein, “First Half” or “H1”). In this Letter, we will discuss the Fund’s performance in what was an interesting market environment, notable investment activity thus far in 2023, our thoughts on corporate activity and its role in the Fund portfolio, and our outlook looking forward.

We thank you very much for your support, and, as always, we welcome any feedback that you might have.

Fund Performance (as of May 31, 2023)*

			Average Annual Returns
					Since
Fund/Index	6-Months	1-year	3-year	5-year	Inception**
Moerus Worldwide Value Fund - Class N	2.66%	0.16%	21.42%	2.66%	4.92%
Moerus Worldwide Value Fund - Institutional Class	2.81%	0.47%	21.71%	2.92%	5.19%
MSCI AC World Index Net (USD)***	3.45%	0.85%	10.07%	6.77%	8.97%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,883 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moeruscap.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.50% and 1.25% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the short-term and Index performance data are noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

With that said, we will briefly highlight the noteworthy factors driving short-term performance during the period under review. The Fund’s Institutional Class returned +2.81% during the First Half of its 2023 Fiscal

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Year – the six months ended May 31, 2023. By comparison, the Fund’s benchmark, the MSCI All-Country World Index Net (“MSCI ACWI (Net)”) returned +3.45% during the same period1. In short, during the six months ended May 31, 2023 – a period in which the general market environment was arguably hostile to Value stocks relative to mega-cap Growth stocks (more on that shortly) – the Fund nonetheless generated positive performance on an absolute basis, albeit while modestly lagging the MSCI ACWI on a relative basis. We will first briefly discuss the market environment, before discussing the significant drivers of Fund performance during the First Half.

Market Review – First Half 2023

The First Half of 2023 was a remarkable period – ultimately a positive one for most equity markets (in terms of index returns, at least), though not without quite a bit of volatility and wild swings in market sentiment along the way. First, optimism prevailed in the markets at the start of 2023, with renewed hopes of a deceleration in inflation and an eventual Federal Reserve pause, if not pivot (driving a strong January for markets). Then, markets took a turn for the worse in the latter half of February, as headline January 2023 Consumer Price Index (CPI) statistics in the U.S. came in higher than consensus estimates, which dampened the market’s hopes of an imminent peaking of inflation and a Federal Reserve pause (leading to a negative February across most markets). But the biggest story of the First Half came in March, as fears of banking contagion swept across global markets amid the announced winddown and liquidation of California-based, crypto-focused bank Silvergate Capital, followed shortly thereafter by the failures of Silicon Valley Bank and Signature Bank, as well as the arranged marriage of UBS to a teetering Credit Suisse. Recurring jitters regarding continued problems in the U.S regional banking space continued for sometime thereafter, highlighted by the seizure of First Republic and its sale to JPMorgan Chase.

Yet interestingly, despite heightened fears of a potentially broader-based banking crisis spreading, most benchmark indices finished a tumultuous March higher – driven primarily by Growth and Technology stocks – amid renewed hopes in the market that this latest bout of adversity might bring a halt to the Federal Reserve’s monetary tightening campaign that had disproportionately weighed on high-priced stocks in those areas in 2022. On the other hand, Value stocks suffered by comparison, as heightened recession fears (exacerbated by the trouble among U.S. regional banks) weighed on areas such as Financial Services and Natural Resources (given lower commodity prices). This generally continued for much of the remainder of the First Half.

As a result, Growth stocks dramatically outperformed Value stocks in the First Half overall, with the MSCI ACWI Growth Index (+10.84%) beating the MSCI ACWI Value Index (-3.74%) by over 14.5 percentage points in H1. The extent of such a bifurcation in performance is somewhat curious (ironic?) to us, considering the epicenter of said banking turmoil was in Silicon Valley, one of the global centers for the Technology sector. We believe this turmoil could potentially result in tightening bank lending standards and a reduced availability of capital (both equity and debt) on attractive terms for Venture Capital investee companies and the Technology sector in general. Longer-term, this, in our opinion, could potentially prove problematic for longer-duration Growth stocks that burn cash in the near term in the pursuit of potential profitability at some point in the future – and therefore need access to external financing to bridge that gap. But notwithstanding that longer-term fundamental issue, thus far in 2023, the market’s “reflex reaction” to recent events in the banking sector seems to have included meaningfully reduced interest rate expectations

[1]	Source for Index returns: Bloomberg.

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and hopes that the turmoil affecting some regional banks moves up the timeline of an eventual Federal Reserve pause and pivot. Implicit in this reaction is the assumption among some investors/speculators that lower interest rates and/or loosening monetary conditions will favor Growth stocks over Value going forward, as they have in the recent past throughout much of the post-Global Financial Crisis (GFC) era. On that point, we remain unconvinced; this is a topic we will return to later in our Outlook section.

Also noteworthy was the remarkably concentrated, top-heavy nature of the benchmark index performance seen thus far in 2023 as compared to the performance of the average stock. For an illustration of the magnitude of this, a few data points tell the story. First, in April, the Financial Times reported that just 20 stocks accounted for almost 90% of the S&P 500 Index’s total gains (+7.48%) over the first three months of calendar 2023; ignoring gains for mega-capitalization Growth stocks, the rest of the S&P 500 rose just 1.4% during the First Quarter2. Looking at the full period that comprises the Fund’s First Half (the six months ended May 31, 2023), this dichotomy between the market’s “chosen few” stocks and the average stock was even more stark; the S&P 500 Index was up 3.31% during that period, whereas the S&P 500 Equal Weight Index was down 5.34%. The Fund’s benchmark, the MSCI ACWI, was also top-heavy, with its First Half performance (up 3.45%) meaningfully outpacing an equal-weighted version of the MSCI ACWI, which was down over the period (-0.30%).

This characteristic of the market thus far in 2023 is related to Growth stocks’ substantial outperformance in the First Half, as mega-cap Growth stocks – which have become increasingly significant components of benchmark indices in recent years – performed exceptionally well in H1. For example, consider the H1 performance of the seven largest constituents of the MSCI ACWI: Apple (+20%), Microsoft (+29%), Amazon (+25%), Nvidia (+124%), Alphabet (+22%), Meta (+124%) and Tesla (+5%)3. In the First Half, these stocks seemed to benefit disproportionately from not just the reduced interest rate expectations resulting from the recent tumult in the banking industry, but also from investor flight to (perceived) safe havens. That these stocks are perceived as such is somewhat understandable, as the group is (generally speaking) comprised of great businesses that generate a lot of cash and have performed very well in recent years. Still, with valuations not far from historically high levels (again, in general), we have avoided popular mega-cap Growth stocks due to what we believe are excessive levels of what we call “price risk” given the optimistic expectations that we think are currently being priced in (we have often written about this topic in recent years). As you know, our Fund is populated with what we believe to be our most compelling long-term investment opportunities at the moment, regardless of index considerations or any need to own what is in the benchmark; as such, we have eschewed such stocks on valuation grounds. Nonetheless, that group of stocks soared in the First Half. This rally was fueled further by the ongoing euphoria in the market surrounding Artificial Intelligence (AI), which seemingly lifted the share prices of any company perceived to have exposure to the rapidly evolving technology – a development that was somewhat reminiscent of the Technology bubble of the late-1990s during the early days of rapidly growing internet usage.

In summary, the First Half was a positive one for most benchmark indices, both in the U.S. (S&P 500 Index: +3.31%; NASDAQ Composite: +13.33%) and International markets (MSCI ACWI ex-USA: +3.99%), although the MSCI Emerging Markets Index was down 0.37% during the period. However, the headline benchmark performance numbers do not tell the whole story, as they were driven by the significant outperformance of a small subset of the market (mega-cap Growth and Technology), whereas the performance of the “average stock” was much more muted and, in many cases, negative (particularly among Value stocks).

[2]	https://www.ft.com/content/b01c0a46-1162-4893-8b92-d42fbf4424a0

[3]	Source: Bloomberg Total Return Analysis (rounded to nearest percentage point).

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First Half 2023 Performance

Against this backdrop, the Moerus Worldwide Value Fund (Institutional Class; “the Fund”) returned +2.81% in the First Half. By comparison, the benchmark MSCI ACWI returned +3.45%. Considering the context described above, in a period in which (in general terms) Growth stocks soared while the average stock treaded water and Value stocks declined, the Fund performed reasonably well, producing positive absolute performance, albeit while lagging the MSCI ACWI – with the latter being driven primarily by what the Fund does not own (e.g., mega-cap Tech stocks) rather than what it does own. We continue to believe that the stock prices of many of the most popular names in the market have run well ahead of underlying fundamentals and even optimistic expectations for the future, pricing in a degree of complacency that we think incorporates excessive levels of long-term “price risk” (due to overextended valuations). As such, we have avoided these popular areas of the market, which saw a resurgence in the First Half (driving benchmark outperformance). As you know, we will not invest in names we view as risky merely due to benchmark considerations or simply because they are “what’s working” at the moment. We continue to believe valuation and underlying fundamentals will ultimately matter again in driving risk-adjusted returns going forward over the long run (a topic we will return to later).

As for what the Fund does own, the five most significant positive contributors to performance in the First Half (in order of magnitude) were Tidewater, Conduit Holdings, Spectrum Brands Holdings, UniCredit, and Despegar.com. The five most significant detractors in H1 were Canfor Pulp Products, Aker ASA, Cromwell Property Group, International Petroleum Corp., and Nutrien. Our preceding discussion of the general market environment during the First Half notwithstanding, as we look at the list of contributors and detractors, it is somewhat challenging to describe the period’s performance in general terms. As one example of this, the Fund’s Energy-related holdings include both the single largest positive contributor to performance during the period (Tidewater) as well as two of the more significant detractors from performance (Aker ASA and International Petroleum). Nonetheless, below, we will highlight what we thought were some of the more notable factors behind the Fund’s performance in the First Half.

Financial Services

Perhaps most notably and counterintuitively, given the overarching market environment, by sector, the largest positive contribution to Fund performance in the First Half came from its Financial Services holdings, despite a difficult March that saw most bank stocks sell off in sympathy with the turmoil affecting some of the more vulnerable industry players. The Fund’s Financials holdings are a heterogeneous group of investments operating across different geographies (North America, Europe, India, and Latin America) and types of business (including Banks, Holding Companies, and Insurance Companies) that collectively offer, in our opinion, opportunities to invest in well-capitalized businesses with attractive long-term prospects at meaningfully discounted valuations. While a minority of the Fund’s Financials holdings saw some declines during the First Half (e.g., Bancolombia), these declines were more than amply offset by meaningful gains in select holdings in areas such as Insurance (e.g., Conduit Holdings), Banking (e.g., UniCredit, IDFC First Bank, Banco Itaú Chile), and Holding Companies (e.g., Westaim Corp., Bajaj Holdings, and Investment Ltd.).

Interestingly, the Fund’s investments in banks alone – after separating them from the non-banks in the Fund’s Financial Services portfolio – collectively made up a meaningful positive contribution to the Fund’s performance in the First Half. Indeed, this group’s leading positive contribution might seem unusual in light of the banking industry difficulties, which have primarily afflicted the U.S. regional banking space to date. However, the banking business is, in large part, a local business – one which is typically subject to local regulatory requirements, the banking industry structure in the country where the bank operates, that

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country’s business cycles, and the mix of industries that the bank serves. Further, the products any bank offers are usually determined by the needs of its local consumer base and the regulatory backdrop.

Additionally, different countries have adopted different interest rate regimes in the last three-plus pandemic-era years, which we believe may have played a role in how aggressively or conservatively their banks were managed. For example, to our eyes, some of the more vulnerable banks in the U.S. seem to have believed interest rates would stay low for a long time, and they configured their portfolios accordingly – with assets (loans) on their balance sheets that were either of dubious credit quality, subject to meaningful interest rate-related mark-to-market risks, and/or were made against collateral values that were themselves elevated due to the very low interest rates that had persisted for most of the post-GFC era. On the liability side, some of these banks had large amounts of uninsured deposits that could be quickly withdrawn as the indications of possible trouble ahead accumulated. In our view, the U.S. banks in question that ran into trouble were, in one way or another, beneficiaries of the large surge in wealth that accompanied the pandemic-related lowering of interest rates. We believe this led to said banks engaging in what we would argue was imprudent decision-making that was then laid bare by the sharp succession of interest rate hikes in 2022-23 – a scenario for which some banks proved to be unprepared. On the other hand, in Latin American countries such as Brazil, Chile, and Colombia, policymakers were more proactive in aggressively increasing interest rates (to much higher levels) in their efforts to rein in inflation – perhaps better “conditioning” their banking industries for a higher rate environment. We believe these local factors affect both the liability and the asset side of the banking business very differently in different jurisdictions.

The Fund does not own any U.S. commercial banks; during this period, the Fund owned bank stocks based in Chile, Colombia, India, Italy, and the United Kingdom, though the principal investment in the U.K. (Standard Chartered) operates primarily across a variety of emerging markets in Asia, the Middle East, and sub-Saharan Africa. In our view, none of the markets where the Fund’s banks operate experienced the degree of financial exuberance that we experienced here in the U.S., nor did they experience the specific circumstances that led to problems in the U.S. regional banking space. In addition, we believe the banks owned in the Fund tend to be quite well-capitalized; in some cases, these holdings emerged from some form of distress that required a recapitalization, in what might be described as somewhat of a cathartic process that helped to clean up excesses from a prior era and prior management teams (e.g., Standard Chartered, UniCredit, Banco Itaú Chile). In addition to strengthening their respective balance sheets, we suspect this process might have also chastened their current management teams and resulted in a more conservative approach under the current regimes, which could potentially serve these holdings well amid the broader industry turmoil. Indeed, in May 2023, at the Dubai Fintech Summit, Standard Chartered CEO Bill Winters noted that the bank had recently become a net receiver of global deposits amid a period of industry angst that saw many of the vulnerable banks suffering deposit flight4.

Among the Fund’s bank holdings, the largest positive contributor to performance during the First Half was UniCredit SpA, an Italian bank whose strong performance during H1 was driven by solid recent business performance that has included a series of quarterly earnings results that meaningfully exceeded consensus estimates in terms of revenue, operating expenses, and profitability. Perhaps most notable of all was management’s plans (subject to regulatory and shareholder approvals) of a total capital return to shareholders (via dividends and buybacks) of EUR 5.25 billion in 2023 – or roughly 13% of UniCredit’s current market capitalization. Moving on from banks but staying within the Fund’s Financial Services holdings, Conduit Holdings Ltd. was the second-largest overall positive contributor to performance in the

[4]	https://news.bloomberglaw.com/mergers-and-acquisitions/winters-says-too-big-to-fail-must-be-reviewed-after-us-crisis

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First Half. Based in Bermuda, Conduit is a reinsurer that began its life in late 2020 without any legacy liabilities. We believe that a number of years of poor underwriting results across the industry has constrained the underwriting capacity of a number of its peers, leading to rising reinsurance rates. Without legacy liabilities but able to benefit from improving pricing, we believe Conduit has been well positioned to take advantage of this environment, and indeed the recent reported results of the company seem to have driven share price gains in H1.

A Mixed Bag by Sector

Elsewhere in the portfolio, results by sector were somewhat mixed. Within the Fund’s Energy-related holdings, Offshore Energy Services provider Tidewater continued its strong recent performance and was the single largest positive contributor to performance, driven by continued improvement in business activity levels. We have written about Tidewater at length in a number of recent Shareholder Letters, so we won’t delve too deeply into the investment thesis again here. In short, the offshore supply vessel (OSV) industry, of which Tidewater is the largest and (in our view) the financially strongest player, continues to approach an inflection point after coming out of an over seven-year industry-wide depression, as the vessel supply/demand balance in most of the company’s markets continues to tighten considerably. Tidewater has also used its strong balance sheet to announce two acquisitions since 2022 (one completed and one pending) of vessels from financially distressed and/or otherwise motivated sellers, at what we believe are attractive prices that seem likely to serve the company well as industry conditions continue to recover. On the other hand, staying within Energy, the Fund’s investments in Oil & Gas producers (indirectly via Aker ASA and directly via International Petroleum Corp.) saw their share prices decline in H1 as concerns of fallout from a banking crisis (and potentially a recession) have weighed on oil prices in recent months. Sentiment and short-term fluctuations notwithstanding, each producer, in our view, boasts strong financial positions and low-cost operations that, even at below current commodity prices, produce healthy cash flows. They have also, in our opinion, done well in recent years to acquire assets at cheap prices during periods of lower commodity prices, which we believe is likely to contribute to long-term value creation. Despite share price declines from the Fund’s investments in Oil & Gas producers, the Fund’s Energy-related holdings, in total, contributed positively to performance, though this was largely attributable to Tidewater.

Like our investments in Oil & Gas producers, the Fund’s other Natural Resource-related holdings as a group was the main detractor from Fund performance on a net basis, with gains in select precious metals related holdings (e.g., Wheaton Precious Metals and Yamana Gold) more than offset by declines in other Materials-related areas such as Forest Products (Canfor Pulp Products), Agriculture (Nutrien), Metals, and other resource-related areas of the Fund, many of which declined amid generally weaker commodity prices given recession concerns that were exacerbated by the banking turmoil. Although these holdings experienced some declines during the First Half, a somewhat challenging period for many Natural Resource-related equities, we continue to believe the Fund’s portfolio of holdings in these areas, in general and as a group, represent some of the most attractively valued opportunities that we have found in recent years. In our view, for the better part of the past decade-plus, these real, tangible asset-centric areas have been devoid of investor attention, and perhaps more importantly, starved of investor capital – which has resulted in what we believe to be discounted valuations that bode well for potential risk-adjusted returns over the long run.

Briefly looking at the Fund’s performance by geography, the most meaningful positive contribution to performance came from the United States (driven by Tidewater and Spectrum Brands), followed closely by the Fund’s holdings in Latin America. Spectrum Brands was a beneficiary of news that the U.S. Department of Justice (DOJ) agreed to settle its suit to block the company’s pending sale of its Hardware &

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Home Improvement (HHI) segment to Assa Abloy, clearing the way for the sale of the business to close subsequent to the Fund’s First Half in June 2023. We believe Spectrum Brands is one of many examples of corporate activity underway within the Fund’s portfolio that could potentially create considerable value at the company-specific level and, collectively, at the portfolio level (this is a topic we will return to later).

As for the Fund’s Latin American holdings, we have written at length in recent Shareholder Letters about our view that, as a result of various pandemic-related, macroeconomic, and political sources of uncertainty that weighed on local equity markets and on local currencies in recent years, we were able to find what we believe to be among the Fund’s most exciting long-term investment opportunities. While we won’t repeat our case here, we invested in a number of leading, domestically focused companies that we believe have performed quite well as businesses, only to have those results either obscured or overshadowed by a protracted period of poor stock market sentiment and local currency weakness. However, sentiment seems to have turned somewhat for the better in recent months, in our view, allowing for the attractions of each business to perhaps garner increased investor attention. During the First Half, the Fund’s Latin American holdings were a meaningful positive contributor to performance, led by appreciation in Despegar.com, the largest Online Travel Agency (OTA) in the region, amid an ongoing recovery in travel-based activity from pandemic-era depths that had weighed mightily on the business in recent years. The Fund’s Latin American holdings remain materially undervalued, in our view, and continue to represent what we believe are some of the Fund’s most attractive investment opportunities going forward. On the negative side, the most material detractor from performance by geography was Canada, though this was more driven by declines in the aforementioned Materials and Natural Resources-related holdings than by anything Canada-specific.

Notable Investment Activity in the Fund

The First Half of the Fund’s Fiscal 2023 was another busy period, as we strove to take advantage of short-term volatility and attractive pricing to add to several existing positions in the Fund. As for new positions initiated in the Fund in H1, again, Latin America continues to be a source of opportunity for the Fund, and the region was home to two of the newly added Fund positions: shares of LATAM Airlines Group S.A. and Natura & Co. Holding S.A. Outside of Latin America, we added a new position in the Natural Resources space during the First Half, in shares of Teck Resources Ltd. We will highlight the investment case of each below.

LATAM Airlines Group S.A.

LATAM Airlines Group S.A. (“Latam”) is the largest commercial airline in South America. Commercial passenger aviation in Latin America was particularly hard hit during the pandemic, as virtually all national borders were closed. The resultant paucity or virtual absence of revenue, not surprisingly, had dire consequences for much of the industry, with most of the companies being forced into drastic restructurings, both inside and outside of bankruptcy. As a region, Latin America was perhaps the last to enter into the pandemic era, and (aside from China) has been among the last to emerge from it. The path back to normalcy for the region’s airlines has entailed the emergence from bankruptcy (during the last 18 months) of the three largest carriers in the region – Avianca, Latam Airlines, and Aeromexico – and negotiated settlements with creditors (outside of bankruptcy) for others, such as Gol and Azul. Notably, unlike the European, North American, and some Asian airlines, this return to normalcy happened largely without government assistance or involvement.

We purchased shares of Latam when they became available at what we believed to be a modest valuation, shortly after the company’s exit from bankruptcy. During these proceedings, the company significantly

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reduced its average headcount by roughly 25% as compared to 2019 and renegotiated a number of vendor and supplier contracts, while rejecting others with terms they considered to be non-competitive. In addition to key cost saving initiatives implemented, the bankruptcy also allowed the balance sheet to be restructured, with the company’s debt load being sharply reduced from $10.4 billion (pre-filing, around May 2020) to $6.7 billion (as of December 2022), with no significant debt maturities until 2027. As a result, the airline entered the post-pandemic period with what we believe to be a much-improved operating cost and financial profile.

Furthermore, we believe the competitive landscape to which Latam has returned is somewhat altered since before the pandemic. Avianca, a major competitor across a few markets (notably the Andean ones), has significantly shrunk the size of its fleet during its own bankruptcy proceeding and has reconfigured much of its continuing fleet to effectively become a low-cost carrier – a quality offering that we believe is materially different from Latam’s. This may well translate into a diminished competitive intensity that Latam could benefit from, as passenger numbers continue to rise amid the industry’s emergence from the pandemic-era. In addition to the organic growth in passenger-miles being flown that one might envision as the region continues to recover from the severe 2020-2021 downturn, there might be potential inorganic growth acquisition opportunities that become available to Latam, given the overall industry’s recovery has been somewhat uneven, with some carriers benefiting more from this rebound than others and still others falling by the wayside. In sum, we believe Latam is modestly valued and could benefit from a recovery.

Natura & Co. Holding S.A.

Natura & Co. Holding S.A. (“Natura”) is a Brazilian retailer that primarily sells beauty products. The company’s operations include door-to-door sales of beauty products through the Natura and Avon (excluding the United States) brands, as well as its ownership of The Body Shop (a mass-market beauty retailer with almost 2,500 stores globally) and Aesop (a luxury cosmetics brand with a global presence). During the pandemic, the door-to-door sales model performed exceptionally well, helping mask the persistent difficulties the company was experiencing integrating two of its recent acquisitions, The Body Shop and Avon. As the pandemic tailwind faded, those difficulties became increasingly apparent to the market as profitability declined and the company’s financial leverage shot upward, contributing to a stock price decline of over 80%. Although fundamentals remain challenging due to the continued integration issues and macroeconomic headwinds, we believe that Natura’s core business and brands remain very attractive.

While we have followed the company for the past couple of years as its stock price has declined, what caught our attention recently was that, in October 2022, the company announced that it was exploring ways of unlocking value at its high-end brand Aesop, ranging from contemplating a potential IPO to an outright sale of the business. The process was closely covered in the press (with many interested parties involved) and it culminated in the announcement in April 2023 that Natura had entered into an agreement to sell the entire Aesop business to L’Oreal for $2.5 billion in cash. Despite the announced deal achieving a higher price than initially expected, and despite the fact that the proceeds from the sale are expected to result in Natura having a net cash balance sheet, the stock price initially declined following the announcement of the transaction, as many industry analysts felt that they were selling their best, fastest-growing brand.

We felt that the market reaction following the announcement of the sale was inconsistent with the announced sale (in our view) being a positive development for the company, and, in late April, we initiated a position in shares of Natura. Post transaction, we think Natura will be in an interesting position where the

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balance sheet issues will be largely resolved, the core remaining businesses are valuable – even if they are currently underperforming their potential – and the stock is trading at a modest valuation (we estimate that our entry price implies a trailing EV/EBITDA multiple of around 4.5x for the remaining businesses after adjusting for the sale of Aesop and one-time costs). While the near-term outlook remains challenging for the business, we believe that initial turnaround efforts are starting to bear fruit, the (pro-forma) strong financial position will see the company through this challenging period and provide funding to resume fixing their remaining businesses, and, over the long-term, in our view, the company could potentially earn substantially more than it is earning today.

Teck Resources Ltd.

Teck Resources Ltd. (“Teck”) is a Canadian natural resource group whose activities include mining, smelting, and metals refining. Teck’s mining activities focus primarily on base metals, notably copper and zinc, along with high-grade metallurgical coal. In our view, Teck’s business attractions reside, firstly, in the company’s prodigious reserves of these base metals (in particular, copper), and secondly, in its highly cash generative metallurgical coal business.

Under normal circumstances, we believe the company would represent an attractive takeover candidate for one of the other resource companies that are seeking such sizable reserves. However, the presence of a shareholder controlling Teck via a class of super-voting shares renders such a takeover difficult, if not impossible. Seeking to burnish its ESG credentials, the company recently proposed an arguably cumbersome restructuring, which entailed the wind down of the aforementioned super-voting share class over a period of some years, while also proposing a separation of the base metals and the coal unit following an initial, multi-year transition period during which a significant portion of coal-related cash flows would be diverted to funding the capital expenditure needs of the base metal business. Perhaps unsurprisingly, this proposed restructuring was voted down given the tentative nature of the separation of the coal mining business and the distant sunset provisions on the super voting rights of the control group shares. A bid emerged for the company during the period pending the vote, but was, largely for the reasons noted above, unsuccessful.

Given the existence of other potential bidders, the company has begun a rethink of the restructuring process and, possibly, a solicitation of other bids for some of its assets. Given the size and quality of reserves it possesses, especially in its base metals business, we believe a thoughtful restructuring could potentially surface considerable value for the shareholders (hence we established a position in Teck shares in the Fund).

Notable Selling Activity

The most noteworthy selling activity that took place in the Fund in the First Half of 2023 included the sale of long-time holding NN Group, as well as the eventual elimination of two much more recently added holdings (Banco Itaú Chile and Yamana Gold Inc.). First, we decided to eliminate the Fund’s position in Dutch insurer NN Group, closing the book on what was a profitable investment for the Fund and redeploying the proceeds into some new and pre-existing investment opportunities (including those noted above). Since we first acquired a position in NN Group shares in 2017, a key component of our investment case has always been our view that NN Group represented an interesting opportunity for the Fund to invest at a depressed valuation in a high-quality collection of businesses operating from a position of financial strength, with ample capacity for healthy shareholder distributions (dividends and share buybacks) and additional upside potential if interest rates were to increase. Indeed, this thesis played out; since the July 2020 news of the Dutch Central Bank dropping its early pandemic-related call for insurers to suspend

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dividends, NN Group has paid out €7.22 per share in dividends alone, equating to over 20% of the Fund’s cost basis, according to our estimates.

With that said, February 2022 storms in the Netherlands weighed on NN Group’s non-life insurance business, while the better part of the rest of 2022 saw heightened market volatility, lower equity markets, and rising interest rates – which, all else equal, seemed likely (to us) to weigh on mark-to-market values of some of NN Group’s pre-existing investment holdings (such as government bonds and real estate). In turn, we believed these developments, in aggregate, could potentially reduce the long-running strength of NN Group’s excess capital position, thereby potentially constricting the company somewhat in terms of how much capital they might be able return to shareholders looking forward. As such, while we generally remain positive on NN Group, given what we believe to be a number of more compelling investment opportunities for the Fund at this point in time (and with the opportunity cost of the Fund’s capital in mind), we decided to eliminate our position in NN Group, taking the profits and redeploying the proceeds into what we believe to be more attractive opportunities at present.

The Fund’s positions in both Banco Itaú Chile and Yamana Gold Inc. – each of which had been recent additions to the portfolio – were also eliminated, essentially as a result of a tender offer (in the case of the former) and a takeover bid (in the case of the latter), both of which were made at meaningful premiums to their respective share prices (and the Fund’s cost bases) prior to the offer. In the case of Banco Itaú Chile (formerly Itaú CorpBanca), we eliminated the Fund’s position in the Chilean bank after its shares were subject of a tender offer made by its parent company (Brazil-based Itaú Unibanco). In the case of Yamana Gold, we decided to eliminate the Fund’s position in the shares of the Canada-based, precious metals producer after it was the subject of a joint takeover bid made by Agnico Eagle Mines and Pan American Silver. Although each of these investments in the Fund proved short-lived (both were added in 2022), the aforementioned transactions surfaced shareholder value, leading us to decide to exit each position in favor of what we believe to be more compelling long-term investment opportunities at this time.

Corporate Activity as a Driver of Value Creation

As described earlier, the First Half of 2023 was quite the challenging period for Value-oriented investment strategies that, rightly or wrongly, are often judged by many in the investing world relative to short-term benchmark index performance. For one, the highly concentrated, top-heavy nature of benchmark performance in H1 2023 was dominated by mega-cap Growth stocks that already had been trading at what, in our view, were quite gaudy valuations. Further, the euphoria surrounding Artificial Intelligence resulted in soaring stock prices of a number of Technology stocks that are deemed – credibly, in some cases, perhaps not so much in others – to have meaningful potential exposure to the rapidly developing technology. Combined with a “bad news is good news” narrative in which a banking crisis was deemed “good news” for expensive Tech stocks because it lowered interest rate expectations, the period saw “story stocks” return with a vengeance after a painful 2022. Like many of the recent years prior to 2022, mundane characteristics that we tend to value in our investment approach, such as attractive valuations and fundamentals, once again took a back seat to the allure of the future in the market’s eyes. Meanwhile, Value stocks in areas such as Energy, Commodities, etc., suffered by comparison during the period, in some cases regardless of what we believe are attractive valuations and long-term fundamentals, due to shorter-term concerns, such as a potential recession – for them, the “bad news” was deemed, well, bad news. In summary, the shift to more of a risk-on mood and concentrated Tech leadership has (thus far) made for a challenging 2023 in a relative sense for Value-oriented, price-conscious investment strategies. As measured

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by benchmark performance, the extent of the market’s bifurcation was quite pronounced. As a result, as noted earlier, Growth stocks dramatically outperformed Value stocks in the First Half overall, with the MSCI ACWI Growth Index (+10.84%) up substantially while the MSCI ACWI Value Index (-3.74%) was down.

Yet, despite that challenging overarching backdrop, the Fund generated a positive return (+2.81%) during the First Half and only modestly lagged the benchmark MSCI ACWI (+3.45%). As you know, we are long-term investors whose goal is to achieve attractive risk-adjusted performance over the long term. Our approach involves taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular assets at attractive prices, regardless of short-term or benchmark index-related considerations. That notwithstanding, the fact that the Fund, in our view, performed reasonably well despite a difficult relative environment for our investment style highlights a characteristic of our investment approach that we believe is worth noting: the potential for individual corporate events and developments (M&A, asset sales, recapitalizations, share buybacks, etc.) to positively affect the Fund’s rates of return, over and above overarching market sentiment or economic developments around the world that investors tend to focus on.

In looking at some examples of such corporate activity, we’ll start with a couple of the positions eliminated from the Fund during the First Half that we just mentioned earlier – Banco Itaú Chile and Yamana Gold Inc. – both of which had been added in 2022. Although we would have liked to have held them in the Fund for a much longer period and benefited from long-term value creation and compounding of that value, the tender offer for the former and takeover bid for the latter – each at meaningful premiums to both the previous market price as well as the Fund’s cost basis – led us to decide to cash in our chips and redeploy the proceeds into other investment opportunities that we deemed more compelling looking forward.

Some of the leading positive contributors to the Fund’s performance in the First Half also offer examples of how various forms of corporate activity could create value. In the case of Tidewater, the company underwent a debt restructuring and emerged from bankruptcy in 2017 with what we saw as the strongest balance sheet in an industry of distressed competitors that had been severely weakened by a sharp industry downturn. At that point, we began to take interest in Tidewater, thinking that its cleaned-up balance sheet in a depressed industry full of excessively indebted players represented a key competitive advantage and a potential opportunity for the company to acquire assets at discounted prices from forced/motivated sellers. Ultimately, we decided to begin establishing a position in Tidewater shares in 2018. Since then, Tidewater has indeed made three sizeable acquisitions at what we believe to be quite attractive prices, upgrading their fleet, generating cost synergies, and meaningfully improving their competitive position in the OSV industry. As a result of such corporate activity, we believe Tidewater is well-positioned to take advantage of a recovery in the OSV space – one which had been delayed by the pandemic but now seems to be gathering pace, helping to drive the stock’s strong recent performance.

Another leading contributor to performance in the First Half, Italian bank UniCredit, has seen its shares benefit recently from a series of earnings results in 2022 and into 2023 that surpassed consensus analyst expectations. But, in our view, UniCredit’s strong recent performance is a result of years of hard work and corporate activity, with significant progress made in disposing non-core assets, building a strong capital position, and creating a competitive cost position in its various markets as a result of its ongoing cost reduction programs. Also, as noted earlier, UniCredit has been repurchasing shares at meaningful discounts to Net Asset Value (NAV), which we believe can be quite accretive to shareholder value over time.

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In-Process Corporate Activity in the Fund

Another leading contributor during the First Half, U.S.-based consumer products company Spectrum Brands, is another example of corporate activity in the Fund – some of which has recently been completed, with more expected to follow looking forward. Specifically, as noted earlier, in June 2023 (subsequent to the end of the Fund’s Fiscal First Half), Spectrum Brands completed the sale of its Hardware & Home Improvement (HHI) business (a maker of mechanical and electronic locks and the like) to Assa Abloy after a settlement with the DOJ allowed the transaction to proceed. Highlighting the significance of this transaction, which we believe was completed at an attractive price for Spectrum Brands, the company was set to receive roughly $3.6 billion of net proceeds from the sale of its HHI unit; by comparison, Spectrum Brands’ current equity market capitalization in its entirety is roughly $3.2 billion, while the company continues to operate in its three other business units (Home & Personal Care, Global Pet Care, and Home & Garden) going forward. The large cash inflow from the sale of its HHI business is likely to enable Spectrum Brands to reduce its debt, repurchase shares, and still have its three remaining divisions that we believe are quite valuable. In fact, in conjunction with the completion of the HHI sale, the company announced that it intends to materially pay down its debt and that a new share repurchase program authorizing the purchase of up to $1 billion worth of stock has been approved by the Board, pursuant to which the company intends to enter into an accelerated share buyback agreement for $500 million in shares. We believe the sale of the HHI business opened up a spectrum of opportunities available to the company at this point that could potentially create considerable shareholder value over the long term.

Still another Fund holding, Brazilian grocery retailer Companhia Brasileira de Distribuição (“CBD”), also has a noteworthy corporate event currently underway, which the company expects to be completed by the middle of 2023. Specifically, CBD intends to distribute to shareholders the majority of its holding in Almacenes Exito S.A. (“Exito”) – the largest retailer in Colombia, the largest food retailer in Uruguay, and one of the majors in Argentina – of which CBD owns 96.6%. What makes this transaction quite interesting and attractive, in our view, is that, based on Exito’s current share price, the total equity market capitalization of CBD at present implies a discount to the market value of CBD’s ownership stake in Exito alone. In other words, at CBD’s current share price, in our estimation, CBD shareholders are getting the company’s entire leading Brazilian grocery retail business, as well as a 34% stake in Cnova NV (a French e-commerce retailer) it also owns, essentially for a “negative cost.” Furthermore, we believe Exito’s current market value, in turn, is currently depressed due to the stock’s very limited public float and trading liquidity. We believe this transaction, which would result in a dramatic increase in public float and trading liquidity, could eventually result in a more robust valuation at the Exito level as well. All told, we believe the transaction, if successfully completed, could potentially unlock considerable value for CBD shareholders, given what appears to us to be a compelling valuation disconnect.

Similarly, another Fund holding, The Westaim Corporation (“Westaim”), is currently undergoing some in-process corporate activity that we believe could potentially unlock substantial value for shareholders. Westaim is a Canada-based Holding Company whose two principal assets comprised a 37% economic stake in Skyward Specialty Insurance Group (“Skyward”), a U.S.-listed specialty insurance company, and an ownership interest of an unlisted asset management business (Arena Group) and associated investment vehicles. Westaim has long traded at a significant discount to its NAV, in our opinion, perhaps reflecting its long-term investments in what had historically been exclusively private, early-stage businesses (albeit ones which we think have been progressing nicely). However, this changed in January 2023 with the IPO of Skyward, whose shares subsequently appreciated meaningfully in the stock market. As of May 31, 2023, the value of Westaim’s stake in Skyward shares alone was roughly equivalent to Westaim’s entire equity market capitalization. Subsequent to the end of the First Half, Westaim announced the sale of just over a

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quarter of its Skyward shares via a Secondary Offering, bringing in net proceeds to the company of $87 million, or roughly 22% of Westaim’s current market cap. Since then, the company has announced that it will be repurchasing shares, given its Board’s view that the current share price does not reflect their underlying value. We agree with that assessment; given the substantial discount to estimated NAV at which Westaim currently trades, we believe repurchasing shares is likely to create value for shareholders over the long term. In the future, we believe Westaim will continue to offer meaningful potential for value creation through a variety of possibilities, including the sale of additional Skyward shares, the repurchase of its shares at a discount to NAV, and/or the further growth and development of its asset management business.

Corporate Activity Looking Forward

We thought it might be helpful to provide some examples of corporate activity among the Fund’s holdings because over our years of experience, event-driven value creation and realization have often played a meaningful role in positively contributing to performance. What’s more, we believe a significant portion of the Fund currently offers meaningful potential for value creation via corporate activity looking forward. To wit, the table below illustrates that, as of May 31, 2023, of the 35 holdings in the Fund, 13 holdings (totaling over 36% of Fund assets as of 5/31/23) had either announced or were actively undertaking some sort of significant corporate activity, ranging from significant returns of capital to shareholders, spin-offs, sales of assets or a complete division, as well as others.

Fund holding	5/31/23 Weight	Corporate activity (as of 5/31/2023)
Companhia Brasileira de Distribuição	4.10%	Spin-off of Almacenes Exito (pending)
Spectrum Brands Holdings Inc.	3.94%	Substantial return of capital post-sale of HHI business unit
Tidewater Inc.	3.67%	Acquisition of Solstad Offshore PSV fleet (pending)
Westaim Corp.	3.59%	Substantial return of capital post-partial sale of Skyward Specialty Insurance shares held
Natura & Co. Holding S.A.	3.04%	Sale of Aesop (pending)
Standard Chartered PLC	2.79%	Substantial return of capital (underway)
Cromwell Property Group	2.77%	Spin-off of directly-owned Real Estate into REIT (announced)
Teck Resources Ltd.	2.53%	Proposed takeover bid by Glencore; proposed spin-off/sale of met coal assets
Jefferies Financial Group Inc.	2.31%	Substantial return of capital (underway)
UniCredit SpA	2.08%	Substantial return of capital (underway)
Cameco Corp.	2.02%	Joint acquisition of Westinghouse (pending) and formation of joint venture
Edelweiss Financial Services Inc.	1.77%	Spin-off of Nuvama Wealth Management
Nutrien Ltd.	1.52%	Substantial return of capital (underway)
Total	36.13%
Source: Company disclosures; Moerus Capital research

Closing Thoughts on Corporate Activity in the Fund

Importantly, we believe such company-specific events could sometimes impact rates of return in ways that are somewhat uncorrelated with overarching, top-down economic factors or market sentiment. We would argue, for example, that corporate activity favorably contributed to the Fund’s performance in the First Half, despite it being a difficult period for many Value strategies in absolute terms and especially relative to Growth strategies and benchmark indices.

A caveat worth emphasizing, however, is that the timing of value-realizing corporate events tends to be uncertain and unpredictable. Although we have conviction in the underlying value proposition of our investments, it is quite often unclear to us precisely when that value will be either unlocked via corporate activity or eventually more fully appreciated by the securities markets. Indeed, while some areas of the

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Fund’s portfolio realized some of their value via recent corporate events, other holdings have not been rewarded yet via value realization in the market, despite taking actions that, in our opinion, are creating shareholder value – though we believe such activities are likely to be recognized over the longer term. One example from the list of the First Half’s detractors is Nutrien, a Canada-based, leading global crop input producer and distributor. Like many of our Materials-related holdings, Nutrien shares depreciated during the period amid commodity price concerns. Nevertheless, Nutrien has been using its robust cash flows to return prodigious amounts of capital to shareholders, including $5.6 billion via dividends and share buybacks in 2022 alone. Given what we believe to be its modest current valuation, we believe the share repurchases will prove to be value accretive to shareholders over the long run.

Similarly, some of the Fund’s leading positive contributors to performance in the First Half (e.g., Tidewater, Spectrum Brands, UniCredit) had been meaningful detractors from performance in prior years; although some of the latent value in these holdings has arguably been realized through share price appreciation thus far in 2023, we’d argue much of it was created over the months and years prior, even though the stock market might not have been giving them credit for it at the time. Again, the eventual timing of value realization at the individual company level is uncertain.

However, if we are successful in identifying and assembling a portfolio of well-financed, undervalued investment opportunities with management teams that we believe are creating shareholder value rather than destroying it over time, we believe that corporate activity could serve the Fund well over the long-term on a portfolio basis – with some holdings further along in the path towards value realization, while others are earlier in their journey, sowing the seeds for future value creation. Furthermore, we believe the Fund’s portfolio currently offers numerous opportunities for value realization via corporate activity that might not necessarily be highly correlated with, nor heavily reliant upon, the whims of market sentiment.

Fund Outlook

In some ways, the First Half of 2023 looked a lot less like 2022 and a lot more like most of the recent years that preceded 2022 – at least in terms of stock price performance. Growth stocks (especially mega-cap Tech) dramatically outperformed Value stocks despite valuations that remain, in our view, dangerously stretched by historical standards. What’s more, this was despite the fact that the banking troubles that erupted in H1 began in financial institutions whose activities are focused to various degrees on the Technology space (e.g., venture capital, crypto). Nonetheless, it seems to us that this crisis was viewed by some speculators as a “bad news is good news” scenario – one in which the recent bank failures lowered interest rate expectations going forward by increasing the probability that the Federal Reserve is eventually forced to prioritize the stability of the financial system over its efforts to rein in inflation. The market’s reflex reaction (with Growth significantly outperforming in H1) seems to imply a prevailing view that lower rates will favor Growth and Technology stocks going forward, likely based largely on the recent experience from much of the post-GFC era.

For our part, we remain unconvinced that lower interest rates are always a good thing for Growth stocks – particularly if such a lower rate environment is brought about by a banking crisis that could potentially result in tighter lending standards among banks and reduced availability of capital for those same Growth-oriented businesses. Many such companies have business models that are not yet generating positive cash flow. They therefore must depend upon recurring access to external capital on favorable terms to finance those growth aspirations in order to bridge the gap to profitability (hopefully) in the future. As for investors fleeing to the perceived safe havens of Big Tech and mega-cap Growth thus far in 2023, we

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acknowledge that clearly some (if not most) of these businesses are highly profitable, cash generative, and possess formidable market positions. Nonetheless, as great as some of them are, it is unclear to us that these businesses would be immune to the fallout from a broad-based banking industry retrenchment, considering the headwinds that could potentially confront their less robust customers in the tech sector that are more reliant on access to external capital on forgiving terms. Again, we’d emphasize that many of the popular mega-cap Growth stocks are, in our view, still trading at historically expensive valuations that are (in our opinion) priced for near perfection, not adversity. Therein lies the rub, in our view.

Looking forward, there is much uncertainty and numerous possible paths the global economy could take. The Federal Reserve’s rate hike campaign could very well contribute to a meaningful slowdown/recession, leading to a cyclical slowdown in inflation rates; we have seen some signs of this, and in June 2023, the Federal Reserve indeed paused, leaving interest rates unchanged. Yet, we remain unconvinced that some of the primary drivers of the recent surge in inflation – for example, years of underinvestment in Natural Resources needed to support long-term economic growth – have been adequately addressed in terms of long-term, supply-side solutions. In other words, a cyclical reduction in inflation that allowed for a Federal Reserve pause and possibly a pivot at some point, absent sufficiently meaningful solutions to some of the structural causes of recent inflationary pressures, could potentially reverse course, with inflation seeing a resurgence if/when economic activity begins to regain momentum. Alternatively, stagflation remains yet another possibility. Simply put, uncertainty abounds, with numerous paths the economy might take in the months ahead.

With that said, we continue to believe it is reasonably likely that inflation in the future, while subject to cyclical volatility, might generally remain higher than it had been throughout much of the recent past. Drivers of this include massive monetary and fiscal stimulus in recent years; on the latter, significant U.S. spending on infrastructure and clean energy initiatives will likely be making its way through the economy over time. We have also observed many governments seemingly becoming increasingly interventionist in matters of international trade and economic policy (with explicit trade barriers coming into play in some cases). In Europe, the Russian invasion of Ukraine and related energy crisis also seem to have resulted in more government intervention, not less. Increased geopolitical tensions have begun to reverse momentum away from globalization and the increased global economic collaboration seen over the past 30-plus years – long-running trends that we believe had played a meaningful role in the relatively benign rates of inflation experienced over that timeframe. We continue to believe that these factors, taken in combination and in aggregate, point to an increased probability of a period ahead with variable, volatile changes in inflation rates – but one in which, in general and on average, inflation seems likely to remain higher than it had been in the recent past.

As a result, we continue to believe that security selection and the fundamentals behind it (e.g., valuations, financial positions, and long-term prospects) will ultimately matter more in determining investment outcomes going forward than they have at any other point in the post-GFC world, given the current context of higher inflation, increasing geopolitical risk and the cost of capital rising from artificially low levels. We believe this environment bodes well for the Fund longer-term because, as you know, our investment approach has always remained focused on valuation and long-term fundamentals, in an effort to uncover potentially compelling longer-term bargains that become available as a result of short-term volatility. We believe a number of stock-specific attributes, which had seemed near-irrelevant in determining investment outcomes in recent years due to seemingly endless waves of liquidity, began to matter more in 2022 and, notwithstanding a resurgence in “story stocks” in early 2023, are apt to continue to matter in the future.

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One such attribute is valuation. When capital is more expensive and harder to come by, we believe an attractive valuation – one that prices in skepticism and pessimism rather than optimism that the party will continue unabated – is particularly vital in potentially mitigating price risk on the downside as well as offering upside potential. For one statistical indicator of the disparity in valuations between the Fund and the broader market, as of May 31, 2023, the Price-to-Book Value ratio (P/B) of the Fund was 0.90x, as compared to 2.60x for the benchmark MSCI ACWI5.

Other important attributes include financial position strength and a business model whose sustainability is not beholden to the whims of capital markets. We believe these qualities provide a business with survivability and its management team with the flexibility to take advantage of financially weaker competitors during challenging times by opportunistically acquiring assets at bargain prices or reinvesting organically in the business when others cannot. We believe these attributes take on greater importance in a world where external capital is more difficult to come by and interest costs on debt are higher.

As discussed earlier, another important quality is that, independent of the stock market’s whims, long-term value creation is taking place at the company-level through corporate activity (e.g., acquiring assets cheaply, selling assets at attractive prices, repurchasing shares at discounted prices, etc.). We believe such corporate activity (if done well) can drive long-term value creation while investors “wait” for those efforts to eventually be rewarded either by the market, a takeover, or other means. Indeed, while the Fund’s holdings were generally out of the market’s favor in recent years, to our eye, many of their management teams were nonetheless making significant progress via such corporate activity – in our opinion, sowing the seeds of long-term value creation that we believe will eventually be recognized.

In conclusion, while we may continue to see a volatile, bumpy road for markets, we intend to remain focused on the long run, for which we continue to believe the Fund is well positioned, given our focus on what we believe to be well-financed, deeply discounted investment opportunities in areas that seem better suited in a relative sense for an environment in which we believe valuation and fundamentals may reassert their critical role in determining long-term, risk-adjusted investment returns. Over the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive portfolio-level benefits and bode well for the Fund’s prospective risk-adjusted returns – particularly in a world where broader benchmark indices continue to trade at what we see as rich valuations.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again after the close of the Fund’s Fiscal Year.

Sincerely,

Amit Wadhwaney, Portfolio Manager

[5]	Source: MSCI Fact Sheet – as of May 31, 2023

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© 2023 Moerus Capital Management LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

The MSCI ACWI ex USA Index (USD) captures large and mid-cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Market countries. With 2,258 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries and 24 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Current and future portfolio holdings are subject to change and risk.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing.

The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
May 31, 2023

Moerus Worldwide Value Fund

The Fund's performance figures* for the periods ended May 31, 2023, compared to its benchmark:

			Average Annual	Average Annual
Fund/Index	Six Months	One Year	Five Year	Since Inception** - May 31, 2023
Moerus Worldwide Value Fund - Class N	2.66%	0.16%	2.66%	4.92%
Moerus Worldwide Value Fund - Institutional Class	2.81%	0.47%	2.92%	5.19%
MSCI AC World Index	3.45%	0.85%	6.77%	8.97%

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The Class N and Institutional Class returns are calculated using the traded NAV on May 31, 2023. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund's Prospectus dated March 30, 2023, is 2.00% for Class N shares and 1.75% for Institutional Class shares. Effective March 31, 2023 Moerus Capital Management LLC (the "Adviser") has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.50% and 1.25% for Class N and Institutional Class Shares, respectively. Prior to March 31, 2023, the expense limitaions were 1.65% and 1.40% for Class N and Institutional class shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated by the Trust's Board of Trustees only on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND'S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index (USD) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,883 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund's holdings.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.2%
	ASSET MANAGEMENT - 8.8%
20,395	Aker ASA	$1,111,239
1,447,262	Dundee Corporation(a)	1,396,529
23,237	EXOR N.V.(a)	1,928,594
		4,436,362
	BANKING - 11.6%
172,993	Bancolombia S.A.	1,081,085
2,070,179	IDFC First Bank Ltd.(a)	1,793,804
467,377	Metro Bank Holdings plc(a)	584,178
180,362	Standard Chartered PLC	1,421,254
55,210	UniCredit SpA	1,056,997
		5,937,318
	CHEMICALS - 1.5%
14,661	Nutrien Ltd.	772,635

	HOUSEHOLD PRODUCTS - 7.0%
563,000	Natura & Company Holding S.A.	1,539,470
27,773	Spectrum Brands Holdings, Inc.	2,005,489
		3,544,959
	INSTITUTIONAL FINANCIAL SERVICES - 4.1%
1,099,660	Edelweiss Financial Services Ltd.	898,993
39,134	Jefferies Financial Group, Inc.	1,176,759
		2,075,752
	INSURANCE - 8.9%
338,700	Conduit Holdings Ltd.	2,051,426
1,260,443	Turkiye Sigorta A/S	678,781
747,923	Westaim Corporation (The)(a)	1,829,053
		4,559,260
	INTERNET MEDIA & SERVICES - 5.1%
397,616	Despegar.com Corporation(a)	2,560,647

	LEISURE FACILITIES & SERVICES - 3.1%
186,705	Arcos Dorados Holdings, Inc., Class A	1,577,657

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)
	METALS & MINING - 12.0%
37,007	Cameco Corporation	$1,030,130
192,752	Major Drilling Group International, Inc.(a)	1,296,287
424,903	Osisko Mining, Inc.(a)	1,014,066
33,022	Teck Resources Ltd., Class B	1,290,170
31,270	Wheaton Precious Metals Corporation	1,414,967
		6,045,620
	OIL & GAS PRODUCERS - 2.2%
130,289	International Petroleum Corporation(a)	1,095,987

	OIL & GAS SERVICES & EQUIPMENT - 6.8%
285,296	Enerflex Ltd.	1,595,030
41,741	Tidewater, Inc.(a)	1,870,414
		3,465,444
	REAL ESTATE INVESTMENT TRUSTS – 6.6%
6,284,764	Hammerson plc	1,938,439
4,008,204	Cromwell Property Group	1,407,576
		3,346,015
	REAL ESTATE OWNERS & DEVELOPERS - 8.1%
769,462	Emaar Properties PJSC	1,288,407
1,124,301	Sino Land Company Ltd.	1,461,625
920,917	Straits Trading Company Ltd.	1,348,371
		4,098,403
	RETAIL - CONSUMER STAPLES - 4.1%
649,000	Cia Brasileira de Distribuicao(a)	2,081,703

	SPECIALTY FINANCE - 2.8%
15,927	Bajaj Holdings & Investment Ltd.	1,399,313

	TRANSPORTATION & LOGISTICS - 5.5%
11,984	Copa Holdings S.A., Class A	1,259,039
182,130,287	Latam Airlines Group S.A.(a)	1,506,938
		2,765,977

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.2% (Continued)

	TOTAL COMMON STOCKS (Cost $42,658,967)	$49,763,052

	SHORT-TERM INVESTMENTS — 2.5%
	MONEY MARKET FUNDS - 2.5%
1,245,408	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 4.63% (Cost $1,245,408)(b)	1,245,408

	TOTAL INVESTMENTS - 100.7% (Cost $43,904,375)	$51,008,460
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(336,197)
	NET ASSETS - 100.0%	$50,672,263

A/S	- Anonim Sirketi

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2023.

See accompanying notes to financial statements.

Fund Review - (Unaudited)
May 31, 2023

Moerus Worldwide Value Fund

TOP HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF May 31, 2023	% OF NET ASSETS
Metals & Mining	12.0%
Banking	11.6%
Insurance	8.9%
Asset Management	8.8%
Real Estate Owners & Developers	8.1%
Household Products	7.0%
Oil & Gas Services & Equipment	6.8%
Real Estate Investment Trusts	6.6%
Transportation & Logistics	5.5%
Internet Media & Services	5.1%
Other	17.8%
TOTAL	98.2%
Money Market Funds	2.5%
Liabilities in Excess of Other Assets	(0.7)%
GRAND TOTAL	100.0%

HOLDINGS BY COUNTRY	% OF NET ASSETS
Canada	25.1%
United States	9.9%
India	8.1%
United Kingdom	7.8%
Brazil	7.2%
Italy	5.9%
Argentina	5.1%
Bermuda	4.0%
Uruguay	3.1%
Chile	3.0%
Hong Kong	2.9%
Australia	2.8%
Singapore	2.7%
United Arab Emirates	2.5%
Panama	2.5%
Norway	2.2%
Colombia	2.1%
Turkey	1.3%
TOTAL	98.2%
Money Market Funds	2.5%
Liabilities in Excess of Other Assets	(0.7)%
GRAND TOTAL	100.0%

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2023

ASSETS
Investment securities:
Securities at Cost	$43,904,375
Securities at Value	$51,008,460
Receivable for securities sold	199,299
Receivable for Fund shares sold	28,960
Dividends and interest receivable	101,233
Prepaid expenses and other assets	20,492
TOTAL ASSETS	51,358,444

LIABILITIES
Due to broker - foreign cash (cost $0)	259
Payable for Fund shares redeemed	41,800
Payable for securities purchased	411,652
Investment advisory fees payable	20,778
Payable to related parties	30,479
Distribution (12b-1) fees payable	244
Deferred capital gains tax payable	157,010
Accrued expenses and other liabilities	23,959
TOTAL LIABILITIES	686,181
NET ASSETS	$50,672,263

Net Assets Consist of:
Paid in capital	$51,674,719
Accumulated deficit	(1,002,456)
NET ASSETS	$50,672,263

Net Asset Value Per Share:
Class N Shares:
Net Assets	$1,123,555
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	88,731
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.66	(a)

Institutional Class Shares:
Net Assets	$49,548,708
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,905,621
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$12.69	(a)

(a)	The NAV for Class N and the Institutional Class shown above differs from the traded NAV on May 31, 2023 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2023

INVESTMENT INCOME
Dividends (net of $74,172 foreign withholding taxes)	$567,617
Interest	41,185
TOTAL INVESTMENT INCOME	608,802

EXPENSES
Investment advisory fees	241,563
Distribution (12b-1) fees:
Class N	1,403
Administrative services fees	53,423
Custodian fees	32,034
Transfer agent fees	26,910
Accounting services fees	21,268
Registration fees	17,980
Compliance officer fees	14,167
Audit and tax fees	10,965
Legal fees	10,140
Trustees’ fees and expenses	9,375
Shareholder reporting expenses	7,097
Insurance expense	2,158
Other expenses	1,404
TOTAL EXPENSES	449,887
Fees waived by Adviser	(105,485)
NET EXPENSES	344,402

NET INVESTMENT INCOME	264,400

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency translations (net of capital gains tax paid of $42,262)	67,567

Net change in unrealized appreciation (depreciation) on investments and foreign currency translations (net of increase in deferred capital gains tax of $40,224)	1,054,647

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,122,214

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,386,614

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2023	November 30, 2022
	(Unaudited)
FROM OPERATIONS:
Net investment income	$264,400	$465,099
Net realized gain from investments	67,567	1,871,864
Net change in unrealized appreciation on investments	1,054,647	3,050,670
Net increase in net assets resulting from operations	1,386,614	5,387,633

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class N	(3,069)	(41,523)
Institutional Class	(265,763)	(2,072,591)
Decrease in net assets from distributions to shareholders	(268,832)	(2,114,114)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	323,102	201,394
Institutional Class	3,179,799	9,364,596
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	3,061	41,409
Institutional Class	259,713	2,068,898
Payments for shares redeemed:
Class N	(167,156)	(188,016)
Institutional Class	(3,212,841)	(4,873,238)
Net increase in net assets from shares of beneficial interest	385,678	6,615,043

TOTAL INCREASE IN NET ASSETS	1,503,460	9,888,562

NET ASSETS:
Beginning of Period	49,168,803	39,280,241
End of Period	$50,672,263	$49,168,803

SHARE ACTIVITY
Class N:
Shares Sold	24,459	16,585
Shares Reinvested	248	3,710
Shares Redeemed	(13,179)	(15,729)
Net increase in shares of beneficial interest outstanding	11,528	4,566
Institutional Class:
Shares Sold	251,301	777,284
Shares Reinvested	21,029	185,219
Shares Redeemed	(252,214)	(409,488)
Net increase in shares of beneficial interest outstanding	20,116	553,015

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,		November 30,	November 30,	November 30,	November 30,	November 30,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of period	$12.37		$11.49	$9.81	$11.22	$11.01	$12.86

Activity from investment operations:
Net investment income (loss) (1)	0.05		0.09	(0.01)	0.05	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.28		1.38	1.74	(1.33)	0.29	(1.85)
Total from investment operations	0.33		1.47	1.73	(1.28)	0.37	(1.76)

Paid-in-capital from redemption fees	—		—	—	—	0.00 (2)	0.00	(2)

Less distributions from:
Net investment income	(0.04)		(0.59)	(0.05)	(0.13)	(0.16)	(0.03)
Net realized gain	—		—	—	—	—	(0.06)
Total distributions	(0.04)		(0.59)	(0.05)	(0.13)	(0.16)	(0.09)

Net asset value, end of period	$12.66		$12.37	$11.49	$9.81	$11.22	$11.01

Total return (3)	2.66	% (6)	13.32%	17.72%	(11.59)%	3.49%	(13.79	)% (4)

Net assets, end of period (000s)	$1,124		$955	$835	$898	$1,007	$1,032

Ratio of gross expenses to average net assets (5)	2.01	% (7)	1.99%	1.92%	2.20%	1.92%	1.87%

Ratio of net expenses to average net assets	1.60	% (7,8)	1.65%	1.65%	1.65%	1.65%	1.65%

Ratio of net investment income (loss) to average net assets	0.82	% (7)	0.77%	(0.10)%	0.52%	0.69%	0.73%

Portfolio Turnover Rate	14	% (6)	34%	28%	29%	21%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Not annualized.

(7)	Annualized.

(8)	Effective March 31, 2023, the operating expense limitation was reduced to 1.50% from 1.65%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,		November 30,	November 30,	November 30,	November 30,	November 30,
	2023		2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of period	$12.41		$11.54	$9.84	$11.25	$11.05	$12.90

Activity from investment operations:
Net investment income (1)	0.07		0.12	0.02	0.07	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.28		1.37	1.75	(1.33)	0.28	(1.86)
Total from investment operations	0.35		1.49	1.77	(1.26)	0.39	(1.74)

Paid-in-capital from redemption fees	—		—	—	—	0.00 (2)	0.00	(2)

Less distributions from:
Net investment income	(0.07)		(0.62)	(0.07)	(0.15)	(0.19)	(0.05)
Net realized gain	—		—	—	—	—	(0.06)
Total distributions	(0.07)		(0.62)	(0.07)	(0.15)	(0.19)	(0.11)

Net asset value, end of period	$12.69		$12.41	$11.54	$9.84	$11.25	$11.05

Total return (3)	2.81	% (6)	13.53%	18.12%	(11.35)%	3.68%	(13.55	)% (4)

Net assets, end of period (000s)	$49,549		$48,214	$38,446	$33,333	$45,191	$52,443

Ratio of gross expenses to average net assets (5)	1.76	% (7)	1.74%	1.67%	1.95%	1.67%	1.62%

Ratio of net expenses to average net assets	1.35	% (7,8)	1.40%	1.40%	1.40%	1.40%	1.40%

Ratio of net investment income to average net assets	1.04	% (7)	1.04%	0.14%	0.75%	0.95%	1.00%

Portfolio Turnover Rate	14	% (6)	34%	28%	29%	21%	14%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Not annualized.

(7)	Annualized.

(8)	Effective March 31, 2023, the operating expense limitation was reduced to 1.25% from 1.40%.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2023

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023

Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure their fair value on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2023 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$49,763,052	$—	$—	$49,763,052
Money Market Fund	1,245,408	—	—	1,245,408
Total	$51,008,460	$—	$—	$51,008,460

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate–related events, pandemics, epidemics, terrorism, regulatory events and governmental or

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023

quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2022, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $157,010. During the year ended November 30, 2022, the Fund paid Indian capital gains taxes in the amount of $42,262.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution and include demand deposits and short-term, liquid investments with an original maturity of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2020, to November 30, 2022, or expected to be taken in the Fund’s November 30, 2023, tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2022, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $8,481,302 and $7,135,813, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (“Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2023, the Fund incurred $241,563 in investment advisory fees.

Effective March 31, 2023, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.50% and 1.25% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. Prior to March 31, 2023, the expense limitations were 1.65% and 1.40% for Class N and Institutional Class shares, respectively. During the six months ended May 31, 2023, the Adviser waived fees in the amount of $105,485 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2022 will expire on November 30 of the following years:

November 30, 2023	November 30, 2024	November 30, 2025
$184,054	$106,312	$153,840

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023

attributable to Class N shares. For the six months ended May 31, 2023, the Fund incurred $1,403 in distribution and shareholder servicing fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2023, Charles Schwab & Co., Inc., on behalf of its clients, held approximately 65.3% of the voting securities of the Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At May 31, 2023, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$45,620,990	$10,532,134	$(5,144,664)	$5,387,470

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2022, and November 30, 2021, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2022	November 30, 2021
Ordinary Income	$2,114,114	$257,938

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023

As of November 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$267,679	$—	$—	$(6,561,906)	$—	$4,173,989	$(2,120,238)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on passive foreign investment companies. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(3,503).

At November 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$6,561,906	$6,561,906	$1,703,512

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

9.	TAX INFORMATION (UNAUDITED)

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal six months ended November 30, 2022, and November 30, 2021, were as follows:

Fiscal Year Ended
November 30, 2022	Foreign Taxes Paid	Foreign Source Income
Moerus Worldwide Value Fund	$0.01	$0.02
Total	$0.01	$0.02

Fiscal Year Ended
November 30, 2021	Foreign Taxes Paid	Foreign Source Income
Moerus Worldwide Value Fund	$0.01	$0.14
Total	$0.01	$0.14

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
May 31, 2023

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/22	5/31/23	Ratio	12/1/22–5/31/23
Actual*
Class N	$1,000.00	$1,026.60	1.60%	$8.08
Institutional Class	$1,000.00	$1,028.10	1.35%	$6.83
Hypothetical* (5% return before expenses)
Class N	$1,000.00	$1,016.95	1.60%	$8.05
Institutional Class	$1,000.00	$1,018.20	1.35%	$6.79

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

Renewal of the Investment Advisory Agreement with Moerus Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on April 24, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Moerus Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus”) and the Trust, with respect to Moerus Worldwide Value Fund (“Moerus WWV”). In considering the renewal of the Moerus Advisory Agreement, the Board received materials specifically relating to the Moerus Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the Moerus Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Moerus Advisory Agreement on behalf of Moerus WWV and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the Moerus Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that there were no changes to the key personnel that serviced Moerus WWV. The Board discussed Moerus’ integration of new investment opportunities for Moerus WWV and other services Moerus provided the Moerus WWV, including investment research, portfolio construction, trade execution, risk monitoring, regulatory compliance, and service provider monitoring. The Board further noted that Moerus had been appointed as the valuation designee for Moerus WWV and reviewed security pricing daily. The Board reviewed Moerus’ strategies to mitigate risks associated with Moerus’ investment strategy and its enhancements to its cybersecurity defenses. The Board noted that Moerus monitored compliance through a variety of avenues, including its portfolio manager and research team, as well as its monthly Rule 22e-4 review and reporting. The Board acknowledged that there were no reports of material compliance issues, regulatory examinations or litigation. The Board concluded that it could expect Moerus to continue providing high quality services to Moerus WWV and its shareholders.

Performance. The Board observed that Moerus WWV outperformed its benchmark, its peer group and Morningstar category for the 1-year period ended January 31, 2023 with a 14.66% net return, compared to the -0.35%, -7.99%, and -9.42% of its peer group median, MSCI ACWI NR USD Index, and Morningstar category median, respectively. For the 3-year period ended January 31, 2023, Moerus WWV had a 10.24% net return compared to 8.12%, 6.83% and 5.69% of its peer group median, MSCI ACWI NR USD Index, and Morningstar category median, respectively. Moerus WWV underperformed the MSCI ACWI NR USD Index for the 5-year period ended January 31, 2023 and since inception period by 3.73% and 2.42%, respectively, during the 5-year period, and 2.89% and 1.52%, respectively, since inception. The Board noted Moerus’ multi-year time horizon and that the overperformance for the year were short-term results essential for Moerus’ long-term goal. The Board concluded that Moerus’ returns were satisfactory.

Fees and Expenses. The Board noted that the advisory fee of 0.95% and net expense ratio of 1.40% were higher than its peer group median of 0.90% and 1.00%, respectively. The Board acknowledged Moerus’ contention that the higher net expense ratio was a result of Moerus WWV’s level of assets not being normalized yet and Moerus WWV having the second smallest assets under management in its peer group. They considered Moerus’ comment that larger levels of assets potentially could make the expense ratio more comparable to its peer group. The Board noted that as of March 31, 2023, Moerus reduced its expense limitation level by 0.15% for both the Institutional class shares and Class N shares to increase the net expense ratio and keep investor costs down. The Board concluded that Moerus’ advisory fee was not unreasonable.

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2023

Profitability. The Board reviewed the profitability analysis provided by Moerus and noted that it was operating at a loss. The Board determined that excessive profitability was not an issue for Moerus with respect to Moerus WVV at this time.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of Moerus WVV. The Board noted Moerus’ willingness to continue to evaluate the appropriateness of breakpoints as Moerus WWV grew its assets undermanagement and increased expenses became clearer.

Conclusion. Having requested such information from Moerus as the Board believed to be reasonably necessary to evaluate the terms of the Moerus Advisory Agreement, and with the advice of independent counsel, the Board determined that renewal of the Moerus Advisory Agreement with Moerus was in the best interests of Moerus WWV and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

MWVF-SAR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/2/23

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/2/23